EXHIBIT 10.1
Fourth Amendment to Credit Agreement
        This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of August 7, 2006, is among AFFIRMATIVE INSURANCE HOLDINGS, INC., a Delaware corporation (“Borrower”), each other Obligor, and THE FROST NATIONAL BANK, a national banking association, as Administrative Agent, Lender and L/C Issuer.
RECITALS:
        Borrower, Administrative Agent, Lender and L/C Issuer have previously entered into the Credit Agreement dated as of July 30, 2004 (such agreement, together with all amendments and restatements, the “Credit Agreement”).
        Borrower has requested amendments to the Credit Agreement.
        Lender has agreed to amend the Credit Agreement, subject to the terms of this Fourth Amendment.
AGREEMENT:
        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I
Definitions
        1.1 Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.
ARTICLE II
Amendments to Credit Agreement
        2.1 Amendment to Section 1.1.
     (a) Section 1.1 is amended by adding the following in alphabetical order:
     “Revolving Facility Date” means July 30, 2008.
     (b) The definition of “Applicable Rate” is deleted in its entirety and the following is substituted in lieu thereof:
     “Applicable Rate” means a per annum percentage equal to (a) with respect to Loans, 1.50%, and (b) with respect to L/C Fees, 0.75%.
     (c) The definition of “L/C Facility Expiration Date” is amended by deleting “July 30, 2006” and substituting “July 30, 2008” in lieu thereof.

     (d) The definition of “Term Facility Date” is deleted in its entirety and the following is substituted in lieu thereof:
     “Term Facility Date” means August 7, 2006.
        (c) The definition of “Term Loan Maturity Date” is deleted in its entirety and the following is substituted in lieu thereof:
     “Term Loan Maturity Date” means August 7, 2006.
        (d) The definition of “Termination Date” is deleted in its entirety and the following is substituted in lieu thereof:
     “Termination Date” means July 30, 2011.
        2.2 Amendment to Section 2.1(a).
        Section 2.1(a) is deleted in its entirety and the following is substituted in lieu thereof:
     (a) Revolving Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make loans (each such loan, a “Revolving Loan”), to Borrower from time to time on any Business Day during the period from the Agreement Date to the Revolving Facility Date, in an aggregate amount not to exceed at any time outstanding such Lender’s Commitment; provided, however, that after giving effect to any Revolving Borrowing,
     (i) such Lender’s Pro Rata Share of the Outstanding Amount shall not exceed such Lender’s Commitment, and
     (ii) the Outstanding Amount shall not exceed the Aggregate Commitments.
Prior to the Revolving Facility Date, Borrower may borrow, repay and reborrow Revolving Loans, all in accordance with this Agreement.
        2.3 Amendment to Section 2.3(a).
        Section 2.3(a) is deleted in its entirety and the following is substituted in lieu thereof:
     (a) Revolving Loans. The principal amount of all Revolving Loans shall be due and payable (i) on the following dates and in the following amounts, and (ii) in full on the Revolving Loan Maturity Date.

Payment Date	Payment Amount

Each Payment Date on and after the Revolving Facility Date	An amount equal to 1/12th of the aggregate unpaid principal amount of all Revolving Loans on the Revolving Facility Date

The Revolving Loan Maturity Date	The remaining unpaid principal of all Revolving Loans
        2.4 Amendment to Section 6.2(b)(ii).
        Section 6.2(b)(ii) is amended by adding “(excluding the last fiscal quarter of each fiscal year)” after the first “quarter”.
        2.5 Amendment to Section 7.4.
        Section 7.4 is amended by deleting “$110,000,000” and substituting “$195,000,000” in lieu thereof.
        2.6 Amendment to Section 6.2(a)(v).
        Section 6.2(a)(v) is amended by deleting “90” and substituting “60” in lieu thereof.
        2.7 Amendment to Exhibit H (Compliance Certificate).
        Exhibit H is deleted in its entirety and a new Exhibit H, in the form of Exhibit H hereto, is substituted in lieu thereof.
        2.8 Amendment to Schedule 2.1 (Commitments; Pro Rata Shares).
        Schedule 2.1 is deleted in its entirety and a new Schedule 2.1, in the form of Schedule 2.1 hereto, is substituted in lieu thereof.
        2.9 Affirmative Insurance Company of Michigan. Borrower and each other Obligor recognize and agree that Affirmative Insurance Company of Michigan, a Michigan insurance corporation (“AICM”), is a RIC for purposes of the Loan Documents; provided, that, neither AICM nor any Obligor may request, and L/C Issuer shall have no obligation to issue, any Letter of Credit for the account of or that otherwise assures the performance of any obligation of AICM.
        2.10 Effectiveness. Subject to Article III, this Fourth Amendment shall be effective as of July 30, 2006.

ARTICLE III
Conditions Precedent
        3.1 Conditions. The effectiveness of this Fourth Amendment is subject to the satisfaction of the following conditions precedent:
     (a) Documents. Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Fourth Amendment, and the following shall have occurred, in form and substance satisfactory to Administrative Agent:
     (i) This Fourth Amendment executed by Borrower, each other Obligor, Lender and L/C Issuer.
     (ii) The First Restated Revolving Note executed by Borrower, in the form of Exhibit A.
     (iii) Pro forma Compliance Certificate, prepared after giving effect to this Fourth Amendment.
     (iv) A certificate of officers acceptable to Administrative Agent of each Obligor certifying as to (A) the incumbency of the officers signing such certificate and the Loan Documents to which it is a party, (B) either (i) no change to its Articles or Certificate of Incorporation, Certificate of Organization, Certificate of Limited Partnership or other organization document, as applicable, most-recently delivered to Administrative Agent and certified as true, complete and correct, or (ii) if there has been any change to its Articles or Certificate of Incorporation, Certificate of Organization, Certificate of Limited Partnership or other organization document, as applicable, most recently delivered to Administrative Agent, an original certified copy of its Articles or Certificate of Incorporation, Certificate of Organization, Certificate of Limited Partnership or other organization document, as applicable, certified as true, complete and correct by the appropriate authority of its state of organization as of a date not more than ten days prior to the date such certificate is delivered to Administrative Agent, (C) either (i) no change to its By-Laws, Limited Liability Company Agreement, Limited Partnership Agreement or other governance document, as applicable, most recently delivered to Administrative Agent and certified as true, complete and correct, or (ii) if there has been any change to its By-Laws, Limited Liability Company Agreement, Limited Partnership Agreement or other governance document, as applicable, most recently delivered to Administrative Agent, a copy of its By-Laws, Limited Liability Company Agreement, Limited Partnership Agreement and each other governance document, as applicable, as in effect on the date such certificate is delivered to Administrative Agent, (D) a copy of the resolutions of the appropriate governance board authorizing it to execute, deliver and perform the Loan Documents to which it is a party, and (E) an original certificate of good standing and existence issued by the appropriate authority of its state of organization (certified as of a date not more than ten days prior to the date such certificate is delivered to Administrative Agent).
     (v) Searches of the Uniform Commercial Code, Tax lien and other records as Administrative Agent may require.
     (vi) Opinions of counsel to Borrower and each other Obligor addressed to Administrative Agent, L/C Issuer and Lenders and covering such matters as Administrative Agent or Special Counsel may reasonably request.
     (vii) In form and substance satisfactory to Administrative Agent and Special Counsel, such other documents, instruments and certificates as Administrative Agent, L/C Issuer and any Lender may reasonably require in connection with this Fourth Amendment.
     (b) No Default. No Default or Event of Default shall exist.
     (c) Representations and Warranties.
     (i) All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Fourth Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.
     (ii) All of the representations and warranties contained in Article VI shall be true and correct, both before and after giving effect to this Fourth Amendment.
        3.2 Expenses of Administrative Agent. As provided in the Credit Agreement, Borrower shall pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Fourth Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of Administrative Agent’s legal counsel.
ARTICLE IV
Ratification
        4.1 Ratification. The terms and provisions set forth in this Fourth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Fourth Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE V
Representations and Warranties
        5.1 Representations and Warranties.
     (a) Loan Documents. Each Obligor hereby represents and warrants to Administrative Agent, Lender and L/C Issuer that (i) the execution, delivery and performance of this Fourth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) no Default or Event of Default exists, and (iv) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.
     (b) New Subsidiary. Affirmative Insurance Company represents and warrants that it has organized and is the sole shareholder of AICM.
ARTICLE VI
Miscellaneous
        6.1 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
        6.2 Severability. The provisions of this Fourth Amendment are intended to be severable. If for any reason any provision of this Fourth Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
        6.3 Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fourth Amendment by signing any such counterpart.
        6.4 INTEGRATION. THIS FOURTH AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     6.5 GOVERNING LAW. THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

The Remainder of This Page Is Intentionally Left Blank.

     Executed as of the date first written above.

BORROWER:	AFFIRMATIVE INSURANCE HOLDINGS, INC.

By:

Print Name:

Print Title:

RICS:	AFFIRMATIVE INSURANCE COMPANY

By:

Print Name:

Print Title:

INSURA PROPERTY AND CASUALTY INSURANCE COMPANY

By:

Print Name:

Print Title:

Fourth Amendment to Credit Agreement — Signature Page

OTHER OBLIGORS:
A-AFFORDABLE INSURANCE AGENCY, INC.
A-AFFORDABLE MANAGING GENERAL AGENCY, INC.
AFFIRMATIVE ALTERNATIVE DISTRIBUTION, INC.
AFFIRMATIVE FRANCHISES GROUP, INC.
AFFIRMATIVE INSURANCE SERVICES, INC.
AFFIRMATIVE INSURANCE SERVICES OF FLORIDA, INC.
AFFIRMATIVE INSURANCE SERVICES OF PENNSLYVANIA, INC.
AFFIRMATIVE INSURANCE SERVICES OF SOUTH CAROLINA, INC.
AFFIRMATIVE INSURANCE SERVICES OF TEXAS, INC.
AFFIRMATIVE MANAGEMENT SERVICES, INC.
AFFIRMATIVE PROPERTY HOLDINGS, INC.
AFFIRMATIVE RETAIL, INC.
AFFIRMATIVE SERVICES, INC.
AFFIRMATIVE SERVICES RETAIL, INC.
AFFIRMATIVE UNDERWRITING SERVICES, INC.
AMERICAN AGENCIES INSURANCE GROUP, INC.
AMERICAN AGENCIES INSURANCE SERVICES OF LOUISIANA, INC.
AMERICAN AGENCIES INVESTMENTS, INC.
DRIVER’S CHOICE INSURANCE AGENCIES, INC.
DRIVER’S CHOICE INSURANCE SERVICES, LLC
FED USA FRANCHISING, INC.
FED USA FRANCHISING GROUP, INC.
FED USA RETAIL, INC.
INSTANT AUTO INSURANCE AGENCY OF ARIZONA, INC.
INSTANT AUTO INSURANCE AGENCY OF COLORADO, INC.
INSTANT AUTO INSURANCE AGENCY OF INDIANA, INC.
INSTANT AUTO INSURANCE AGENCY OF NEW MEXICO, INC.
INSUREONE INDEPENDENT INSURANCE AGENCY, LLC
SPACE COAST HOLDINGS, INC.
YELLOW KEY INSURANCE AGENCY, INC.

By:

David B. Snyder, Senior Vice President for all
Fourth Amendment to Credit Agreement — Signature Page

ADMINISTRATIVE AGENT, LENDER AND L/C ISSUER:	THE FROST NATIONAL BANK, as Administrative Agent, Lender and L/C Issuer

By:

Print Name:

Print Title:

Fourth Amendment to Credit Agreement — Signature Page

Exhibit A
First Restated Revolving Note

Exhibit H
Compliance Certificate

Schedule 2.1
Commitments; Pro Rata Shares

	Revolving		Pro Rata
Lender	Commitment	Term Commitment	Share
The Frost National Bank	$20,000,000	$0	100%